INCOME TAXES	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
INCOME TAXES
7.	INCOME TAXES

Income from continuing operations before income taxes is composed of the following:

	For the Year Ended December 31,
	2013	2012	2011
	(In millions)
U.S.	$1,191	$1,605	$2,373
Foreign	3,213	3,235	5,691

Total	$4,404	$4,840	$8,064

The total provision for income taxes from continuing operations consists of the following:

	For the Year Ended December 31,
	2013	2012	2011
	(In millions)
Current taxes:
Federal	$(29)	$(150)	$64
State	—	—	2
Foreign	1,692	2,349	2,182

	1,663	2,199	2,248

Deferred taxes:
Federal	509	596	656
State	44	10	17
Foreign	(292)	48	571

	261	654	1,244

Total	$1,924	$2,853	$3,492

A reconciliation of the tax on the Company’s income from continuing operations before income taxes and total tax expense is shown below:

	For the Year Ended December 31,
	2013	2012	2011
	(In millions)
Income tax expense at U.S. statutory rate	$1,541	$1,694	$2,823
State income tax, less federal benefit	29	6	12
Taxes related to foreign operations	200	767	563
Tax credits	6	(4)	(14)
Deferred tax on distributed foreign earnings	225	—	—
Current and deferred taxes related to currency fluctuations	(144)	26	(67)
Change in U.K. tax rate	—	118	218
Net change in tax contingencies	(10)	(115)	(6)
Valuation allowances	132	341	8
All other, net	(55)	20	(45)

	$1,924	$2,853	$3,492

The net deferred tax liability consists of the following:

	December 31,
	2013	2012
	(In millions)
Deferred tax assets:
Deferred income	$153	$33
Federal and state net operating loss carryforwards	900	932
Foreign net operating loss carryforwards	156	61
Tax credits	66	78
Accrued expenses and liabilities	162	2
Asset retirement obligation	1,231	1,677

Total deferred tax assets	2,668	2,783
Valuation allowance	(651)	(419)

Net deferred tax assets	2,017	2,364

Deferred tax liabilities:
Other	29	23
Depreciation, depletion and amortization	10,224	10,213

Total deferred tax liabilities	10,253	10,236

Net deferred income tax liability	$8,236	$7,872

The Company has recorded a valuation allowance against the net deferred tax asset in Argentina and Canada and against certain state net operating losses. The Company has assessed the future potential realization of these deferred tax assets and has concluded that it is more likely than not that these deferred tax assets will not be realized based on current economic conditions. In 2013, 2012, and 2011, the Company increased its valuation allowance by $232 million, $359 million, and $7 million, respectively, of which $69 million, $14 million, and none related to discontinued operations and is included in Net income (loss) from discontinued operations, net of tax.

On November 14, 2013, the Company completed the formation of its strategic partnership with Sinopec, whereby the Company received $2.95 billion in exchange for a one-third minority participation interest in Apache’s Egypt oil and gas business. As a result of the transaction, the Company reassessed its position with respect to certain current year untaxed foreign earnings to treat the reinvestment of these earnings as not permanent in duration. As such, the Company recorded a $225 million deferred tax charge on current year foreign earnings deemed not permanently reinvested. The Company repatriated approximately $643 million of cash from foreign subsidiaries and utilized net operating losses to offset any U.S. current income tax expense.

The Company considers the undistributed earnings of its foreign subsidiaries to be permanently reinvested, as it has no current intention to repatriate these earnings. As such, deferred income taxes are not provided for temporary differences of approximately $17 billion at December 31, 2013, representing unremitted earnings of subsidiaries outside the United States intended to be permanently reinvested. Upon an actual or deemed distribution of these earnings in the form of dividends or otherwise, the Company may be subject to U.S. income taxes and foreign withholding taxes. It is not practicable, however, to estimate the amount of taxes that may be payable on the eventual remittance of these earnings after consideration of available foreign tax credits. Presently, limited foreign tax credits are available to reduce the U.S. taxes on such amounts if repatriated.

On December 31, 2013, the Company had net operating losses as follows:

	December 31, 2013
	Amount	Expiration
	(In millions)
Net operating losses:
U.S. – Federal	$1,558	2032 - 2034
U.S. – Federal (Mariner IRC §382 limited)	520	2018 - 2030
U.S. – Federal (Cordillera IRC §382 limited)	183	2026 - 2032
U.S. – State	2,242	Various
Canada	5	2014
Australia	59	Indefinite
Argentina	299	2014

The Company has a federal net operating loss carryforward of $2.3 billion. Included in the federal net operating loss carryforward is $520 million of federal net operating losses related to the 2010 merger with Mariner and $183 million of federal net operating losses related to the Cordillera acquisition. The Mariner and Cordillera net operating loss carryforwards are subject to annual limitations under Section 382 of the Internal Revenue Code. The Company also has $186 million of capital loss carryforwards in Canada, which have an indefinite carryover period. On March 12, 2014, Apache completed the sale of its Argentina operations to YPF Sociedad Anónima. YPF Sociedad Anónima acquired all of Apache Argentina’s tax attributes, including $299 million of Argentina net operating losses.

The tax benefits of carryforwards are recorded as assets to the extent that management assesses the utilization of such carryforwards to be “more likely than not.” When the future utilization of some portion of the carryforwards is determined to not meet the “more likely than not” standard, a valuation allowance is provided to reduce the tax benefits from such assets. As discussed above, the Company does not believe the utilization of the Argentine net operating losses, Canadian capital losses, and certain state net operating losses to be “more likely than not.” As such, a valuation allowance was provided against these deferred tax assets.

The Company accounts for income taxes in accordance with ASC Topic 740, “Income Taxes,” which prescribes a minimum recognition threshold a tax position must meet before being recognized in the financial statements. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2013	2012	2011
	(In millions)
Balance at beginning of year	$3	$97	$110
Additions based on tax positions related to the current year	—	4	13
Reductions for tax positions of prior years	—	(33)	(4)
Settlements	—	(65)	(22)

Balance at end of year	$3	$3	$97

The Company records interest and penalties related to unrecognized tax benefits as a component of income tax expense. Each quarter the Company assesses the amounts provided for and, as a result, may increase (expense) or reduce (benefit) the amount of interest and penalties. During the years ended December 31, 2013, 2012, and 2011 the Company recorded tax expense of $1 million, $5 million, and $6 million, respectively, for interest and penalties. As of December 31, 2013 and 2012, the Company had approximately $1 million and $5 million, respectively, accrued for payment of interest and penalties.

The Company is under IRS audit for 2011 and 2012 and under audit in various states as well as in most of the Company’s foreign jurisdictions as part of its normal course of business. In 2013, the Company reached an agreement with the IRS regarding an audit of the 2009 and 2010 tax years. There was no change in the Company’s unrecognized tax benefit as a result of the 2009 and 2010 IRS settlement. In 2012, the Company reached an agreement with the IRS Administrative Appeals office regarding the audits of tax years 2004 through 2008. As a result of this agreement, the Company reduced its 2012 unrecognized tax benefit by $65 million. The resolution of unagreed tax issues in the Company’s open tax years cannot be predicted with absolute certainty, and differences between what has been recorded and the eventual outcomes may occur. The Company believes that it has adequately provided for income taxes and any related interest and penalties for all open tax years.

Apache and its subsidiaries are subject to U.S. federal income tax as well as income tax in various states and foreign jurisdictions. The Company’s uncertain tax positions are related to tax years that may be subject to examination by the relevant taxing authority. Apache’s earliest open tax years in its key jurisdictions are as follows:

Jurisdiction
U.S.	2010
Canada	2009
Egypt	1998
Australia	2009
U.K.	2011
Argentina(1)	2006

(1)	On March 12, 2014, Apache divested of its Argentina operations.